UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2025

LUMINAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38791	83-1804317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2603 Discovery Drive, Suite 100
Orlando, Florida 32826
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (800) 532-2417

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	LAZR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A (this “Amendment”) amends and restates the Current Report on Form 8-K filed by Luminar Technologies, Inc. (the “Company”) with the Securities and Exchange Commission on March 24, 2025 (the “Original Form 8-K”), in which the Company reported its entry into the Exchange Transactions (as defined below) for the exchange of $18.2 million aggregate principal amount of its 1.25% Convertible Senior Notes due 2026 for shares of its Common Stock (as defined below). This Amendment is being filed to amend and restate Item 3.02 of the Original Form 8-K to report the aggregate number of shares of Common Stock that the Company issued in the Exchange Transactions. Except as set forth herein, no other modifications have been made to the Original Form 8-K.
Item 1.01 Entry into a Material Definitive Agreement.
On March 23, 2025, Luminar Technologies, Inc. (the “Company”) entered into separate, individually negotiated private exchange agreements (collectively, the “Exchange Agreements”) with certain holders of its outstanding 1.25% Convertible Senior Notes due 2026 (the “Notes”) to exchange $18.2 million aggregate principal amount of Notes (the “Exchanged Notes”) for newly issued shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), plus, in certain circumstances, cash in respect of accrued and unpaid interest on the Exchanged Notes (such exchanges, collectively, the “Exchange Transactions”).
The Exchange Transactions are expected to settle in four consecutive daily tranches, commencing on March 25, 2025, subject to customary closing conditions. The number of shares of Common Stock to be issued for each $1,000 principal amount of Exchanged Notes in each tranche will be based on a formula comprised of (i) a fixed number of shares, plus (ii) a fixed dollar amount divided by the applicable Collared VWAP (as defined below) for the applicable settlement date, plus (iii) the accrued and unpaid interest on such principal amount to, but excluding, the applicable settlement date divided by the Daily VWAP (as defined below) for the applicable settlement date. For purposes of the Exchange Transactions, the “Daily VWAP” will be determined as the per share volume-weighted average price of the Common Stock on the trading day immediately preceding the applicable settlement date, and the “Collared VWAP” will be the applicable Daily VWAP, as adjusted to be no less than a fixed floor price and no more than a fixed ceiling price. In the event that the Daily VWAP applicable to a settlement date is less than the applicable floor price for the respective Collared VWAP, the Company will have the option to calculate the number of shares payable in respect of accrued and unpaid interest on such settlement date using the Collared VWAP instead of the Daily VWAP and pay the difference in cash.
The Company will not receive any cash proceeds from the Exchange Transactions. The Exchange Agreements provide for the Company to deliver and pay, as applicable, the shares of Common Stock and cash described above, and the Company will receive and cancel the Exchanged Notes. Following the consummation of the Exchange Transactions, an aggregate of $184.9 million aggregate principal amount of Notes will remain outstanding.
The Exchange Transactions are being conducted pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) of the Securities Act as transactions by an issuer not involving a public offering.
The foregoing description of the Exchange Agreements and the Exchange Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Exchange Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending March 31, 2025.
This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall it constitute an offer to sell, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.
Item 3.02 Unregistered Sales of Equity Securities.
The information contained in Item 1.01 of this Current Report on Form 8-K regarding the Exchange Transactions is incorporated by reference into this Item 3.02 of this Current Report to the extent required.

As of March 28, 2025, which was the final settlement date of the Exchange Transactions, the Company had issued an aggregate of 1,951,819 shares of Class A common stock in the Exchange Transactions.
Item 7.01 Regulation FD Disclosure.
In connection with the Exchange Transactions discussed in Item 1.01 of this Current Report on Form 8-K, the Company provided the following information to the participating holders, which information supplements and updates certain prior disclosures of the Company:
As of March 14, 2025, the Company had 37,516,619 shares of Class A Common Stock, par value $0.0001 per share, and 4,872,578 shares of Class B common stock, par value $0.0001 per share, outstanding.
Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “aims”, “believe,” “may,” “will,” “estimate,” “set,” “continue,” “towards,” “anticipate,” “intend,” “expect,” “should,” “would,” “forward,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the completion and timing of the closings of the Exchange Transactions. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of Luminar’s management and are not predictions of actual performance. Forward-looking statements are subject to a number of risks and uncertainties, including but not limited to whether we will consummate the Exchange Transactions on the expected terms or at all, which could differ or change based upon market conditions or for other reasons, that could cause actual results to differ materially from the forward-looking statements including the risks discussed under the heading “Risk Factors” in the Annual Report on Form 10-K filed by Luminar on February 28, 2024, in the Quarterly Reports on Form 10-Q filed by Luminar on August 8, 2024, and November 18, 2024, and other documents Luminar files with the Securities and Exchange Commission in the future. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made and Luminar undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luminar Technologies, Inc.

Date: March 28, 2025	By:	/s/ Thomas J. Fennimore
	Name:	Thomas J. Fennimore
	Title:	Chief Financial Officer